DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021		Jun 30, 2022	Jun 30, 2021	2022 vs. 2021
EARNINGS SUMMARY
Interest Income	$2,915	$2,736	$2,742	$2,674	$2,589	$326	13%	$5,651	$5,235	$416	8%
Interest Expense	305	257	259	269	290	15	5%	562	606	(44)	(7%)
Net Interest Income	2,610	2,479	2,483	2,405	2,299	311	14%	5,089	4,629	460	10%
Discount/Interchange Revenue	1,133	955	1,042	988	937	196	21%	2,088	1,703	385	23%
Rewards Cost	743	635	697	689	598	145	24%	1,378	1,123	255	23%
Discount and Interchange Revenue, net	390	320	345	299	339	51	15%	710	580	130	22%
Protection Products Revenue	42	44	36	43	43	(1)	(2%)	86	86	—	—%
Loan Fee Income	142	140	131	121	105	37	35%	282	212	70	33%
Transaction Processing Revenue	61	57	60	58	58	3	5%	118	109	9	8%
Unrealized Gains/ (Losses) on Equity Investments	(169)	(188)	(139)	(167)	729	(898)	(123%)	(357)	729	(1,086)	(149%)
Realized Gains/ (Losses) on Equity Investments	127	26	1	—	—	127	NM	153	—	153	NM
Other Income	21	24	19	18	6	15	NM	45	29	16	55%
Total Non-Interest Income	614	423	453	372	1,280	(666)	(52%)	1,037	1,745	(708)	(41%)

Revenue Net of Interest Expense	3,224	2,902	2,936	2,777	3,579	(355)	(10%)	6,126	6,374	(248)	(4)%

Provision for Credit Losses	549	154	263	185	135	414	NM	703	(230)	933	NM

Employee Compensation and Benefits	515	500	499	483	498	17	3%	1,015	1,004	11	1%
Marketing and Business Development	254	192	271	210	175	79	45%	446	329	117	36%
Information Processing & Communications	121	125	125	121	145	(24)	(17%)	246	254	(8)	(3%)
Professional Fees	189	177	230	198	187	2	1%	366	369	(3)	(1%)
Premises and Equipment	24	24	23	23	22	2	9%	48	46	2	4%
Other Expense	120	112	164	155	195	(75)	(38%)	232	301	(69)	(23%)
Total Operating Expense	1,223	1,130	1,312	1,190	1,222	1	—%	2,353	2,303	50	2%

Income/ (Loss) Before Income Taxes	1,452	1,618	1,361	1,402	2,222	(770)	(35%)	3,070	4,301	(1,231)	(29%)
Tax Expense	341	376	294	311	524	(183)	(35%)	717	1,010	(293)	(29%)
Net Income/ (Loss)	$1,111	$1,242	$1,067	$1,091	$1,698	($587)	(35%)	$2,353	$3,291	($938)	(29%)
Net Income/ (Loss) Allocated to Common Stockholders	$1,105	$1,205	$1,062	$1,055	$1,688	($583)	(35%)	$2,309	$3,234	($925)	(29%)

Effective Tax Rate	23.5%	23.3%	21.6%	22.2%	23.6%			23.4%	23.5%

Net Interest Margin	10.94%	10.85%	10.81%	10.80%	10.68%	26	bps	10.89%	10.72%	17	bps
Operating Efficiency	37.9%	38.9%	44.7%	42.9%	34.1%	380	bps	38.4%	36.1%	230	bps
ROE	32%	37%	32%	33%	54%			35%	55%
ROCE	35%	39%	35%	35%	59%			37%	59%
Capital Returned to Common Stockholders	$742	$1,067	$895	$940	$649	$93	14%	$1,809	$881	$928	105%
Payout Ratio	67%	89%	84%	89%	38%			78%	27%

Ending Common Shares Outstanding	275	281	288	295	301	(26)	(9%)	275	301	(26)	(9%)
Weighted Average Common Shares Outstanding	279	285	291	298	304	(25)	(8%)	282	305	(23)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	279	285	292	298	304	(25)	(8%)	282	305	(23)	(8%)

PER SHARE STATISTICS
Basic EPS	$3.96	$4.23	$3.64	$3.54	$5.56	($1.60)	(29%)	$8.19	$10.60	($2.41)	(23%)
Diluted EPS	$3.96	$4.22	$3.64	$3.54	$5.55	($1.59)	(29%)	$8.18	$10.59	($2.41)	(23%)
Common Dividends Declared Per Share	$0.60	$0.50	$0.50	$0.50	$0.44	$0.16	36%	$1.10	$0.88	$0.22	25%
Common Stock Price (period end)	$94.58	$110.19	$115.56	$122.85	$118.29	($23.71)	(20%)	$94.58	$118.29	($23.71)	(20%)
Book Value per share	$50.00	$47.81	$46.50	$45.00	$43.72	$6.28	14%	$50.00	$43.72	$6.28	14%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$17,007	$15,620	$18,236	$20,762	$25,209	($8,202)	(33%)
Total Loan Receivables	99,301	93,471	93,684	89,542	87,674	11,627	13%
Allowance for Credit Losses	(6,757)	(6,647)	(6,822)	(6,861)	(7,026)	269	4%
Net Loan Receivables	92,544	86,824	86,862	82,681	80,648	11,896	15%
Premises and Equipment, net	984	984	983	987	986	(2)	0%
Goodwill and Intangible Assets, net	255	255	255	256	256	(1)	—%
Other Assets	3,810	3,729	3,906	3,858	3,886	(76)	(2%)
Total Assets	$114,600	$107,412	$110,242	$108,544	$110,985	$3,615	3%

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	$13,543	$13,518	$14,391	$14,931	$15,732	($2,189)	(14%)
Savings, Money Market, and Other Deposits [1,2]	49,655	50,185	47,548	47,035	46,823	2,832	6%
Total Direct to Consumer Deposits [1,2]	63,198	63,703	61,939	61,966	62,555	643	1%
Brokered Deposits and Other Deposits	13,214	8,779	10,454	10,596	11,921	1,293	11%
Deposits	76,412	72,482	72,393	72,562	74,476	1,936	3%
Securitized Borrowings [3]	9,099	7,715	9,539	9,064	9,145	(46)	(1%)
Other Borrowings [3]	10,886	9,417	10,688	9,452	10,205	681	7%
Borrowings	19,985	17,132	20,227	18,516	19,350	635	3%
Accrued Expenses and Other Liabilities	4,439	4,365	4,214	4,203	3,988	451	11%
Total Liabilities	100,836	93,979	96,834	95,281	97,814	3,022	3%
Total Equity	13,764	13,433	13,408	13,263	13,171	593	5%
Total Liabilities and Stockholders' Equity	$114,600	$107,412	$110,242	$108,544	$110,985	$3,615	3%

LIQUIDITY
Liquidity Portfolio	$16,204	$14,910	$14,959	$19,946	$23,201	($6,997)	(30%)
Private Asset-backed Securitizations	3,500	3,750	3,500	4,000	4,000	(500)	(13%)
Federal Home Loan Bank Borrowing Capacity	12	1,505	150	1,341	1,209	(1,197)	(99)%
Federal Reserve Discount Window [4]	36,463	34,393	34,254	32,719	32,328	4,135	13%
Undrawn Credit Facilities [4]	39,975	39,648	37,904	38,060	37,537	2,438	6%
Total Liquidity	$56,179	$54,558	$52,863	$58,006	$60,738	-$4,559	(8%)

[1] Includes Affinity relationships

[2] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[3] Includes short-term and long-term borrowings

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021
BALANCE SHEET STATISTICS
Total Common Equity	$12,708	$12,377	$12,352	$12,207	$12,115	$593	5%
Total Common Equity/Total Assets	11.1%	11.5%	11.2%	11.2%	10.9%
Total Common Equity/Net Loans	13.7%	14.3%	14.2%	14.8%	15.0%

Tangible Assets	$114,345	$107,157	$109,987	$108,288	$110,729	$3,616	3%
Tangible Common Equity [1]	$12,453	$12,122	$12,097	$11,951	$11,859	$594	5%
Tangible Common Equity/Tangible Assets [1]	10.9%	11.3%	11.0%	11.0%	10.7%
Tangible Common Equity/Net Loans [1]	13.5%	14.0%	13.9%	14.5%	14.7%
Tangible Common Equity per share [1]	$45.24	$43.14	$41.96	$40.55	$39.37	$5.87	15%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
Total Risk Based Capital Ratio	17.0%	17.6%	17.6%	18.5%	18.8%
Tier 1 Risk Based Capital Ratio	15.2%	15.8%	15.8%	16.7%	16.9%
Tier 1 Leverage Ratio	13.9%	13.7%	13.9%	13.8%	13.3%
Common Equity Tier 1 Capital Ratio	14.2%	14.7%	14.8%	15.5%	15.7%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021
AVERAGE BALANCES
Assets
Cash and Investment Securities	$14,409	$15,028	$17,309	$20,623	$26,784	($12,375)	(46%)
Restricted Cash	40	774	1,164	571	897	(857)	(96%)
Credit Card Loans	75,917	73,042	71,865	69,416	67,420	8,497	13%
Private Student Loans	10,164	10,381	10,094	9,932	9,993	171	2%
Personal Loans	6,981	6,909	6,923	6,900	6,884	97	1%
Other Loans	2,674	2,359	2,213	2,108	1,999	675	34%
Total Loans	95,736	92,691	91,095	88,356	86,296	9,440	11%
Total Interest Earning Assets	110,185	108,493	109,568	109,550	113,977	(3,792)	(3%)
Allowance for Credit Losses	(6,644)	(6,818)	(6,847)	(7,020)	(7,342)	698	10%
Other Assets	5,874	6,248	6,379	6,430	5,971	(97)	(2%)
Total Assets	$109,415	$107,923	$109,100	$108,960	$112,606	($3,191)	(3%)

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [1]	$1,136	$1,090	$1,016	$959	$977	$159	16%
Certificates of Deposits [1]	$13,391	$14,035	$14,606	$15,373	$16,109	($2,718)	(17%)
Savings, Money Market, and Other Deposits [1]	48,504	47,426	46,213	45,907	46,020	2,484	5%
Interest-bearing Direct to Consumer Deposits [1]	61,895	61,461	60,819	61,280	62,129	(234)	—%
Brokered Deposits and Other Deposits	10,031	9,157	9,834	10,691	11,915	(1,884)	(16%)
Total Interest-bearing Deposits	71,926	70,618	70,653	71,971	74,044	(2,118)	(3%)
Securitized Borrowings [2]	8,262	7,739	9,119	8,292	10,305	(2,043)	(20%)
Other Borrowings [2]	9,325	10,099	9,721	9,556	10,211	(886)	(9%)
Total Interest-bearing Liabilities	89,513	88,456	89,493	89,819	94,560	(5,047)	(5%)
Other Liabilities & Stockholders' Equity	18,766	18,377	18,591	18,182	17,069	1,697	10%
Total Liabilities and Stockholders' Equity	$109,415	$107,923	$109,100	$108,960	$112,606	($3,191)	(3%)

AVERAGE YIELD
Assets
Cash and Investment Securities	1.46%	1.09%	1.01%	0.95%	0.78%	68	bps
Restricted Cash	0.41%	0.02%	0.03%	0.03%	0.02%	39	bps
Credit Card Loans	12.81%	12.59%	12.50%	12.53%	12.52%	29	bps
Private Student Loans	7.74%	7.41%	7.37%	7.36%	7.41%	33	bps
Personal Loans	11.84%	12.09%	12.36%	12.61%	12.76%	(92)	bps
Other Loans	5.47%	5.60%	5.39%	5.41%	5.59%	(12)	bps
Total Loans	12.00%	11.80%	11.75%	11.79%	11.79%	21	bps
Total Interest Earning Assets	10.61%	10.23%	9.93%	9.68%	9.11%	150	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.04%	1.02%	1.07%	1.19%	1.32%	(28)	bps
Savings, Money Market, and Other Deposits [1]	0.68%	0.50%	0.42%	0.42%	0.42%	26	bps
Interest-bearing Direct to Consumer Deposits [1]	0.75%	0.62%	0.58%	0.61%	0.65%	10	bps
Brokered Deposits and Other Deposits	2.28%	2.03%	2.16%	2.28%	2.35%	(7)	bps
Total Interest-bearing Deposits	0.97%	0.80%	0.80%	0.86%	0.92%	5	bps
Securitized Borrowings [2]	1.87%	1.29%	1.09%	1.10%	1.01%	86	bps
Other Borrowings [2]	3.97%	3.75%	3.75%	3.78%	3.66%	31	bps
Total Interest-bearing Liabilities	1.36%	1.18%	1.15%	1.19%	1.23%	13	bps
Net Interest Margin	10.94%	10.85%	10.81%	10.80%	10.68%	26	bps
Net Yield on Interest-earning Assets	9.50%	9.27%	8.99%	8.71%	8.09%	141	bps

[1] Includes Affinity relationships
[2] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021		Jun 30, 2022	Jun 30, 2021	2022 vs. 2021
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$99,301	$93,471	$93,684	$89,542	$87,674	$11,627	13%	$99,301	$87,674	$11,627	13%
Average Loans [1]	$95,736	$92,691	$91,095	$88,356	$86,296	$9,440	11%	$94,221	$87,096	$7,125	8%

Interest Yield	12.00%	11.80%	11.75%	11.79%	11.79%	21	bps	11.90%	11.87%	3	bps
Gross Principal Charge-off Rate	2.76%	2.64%	2.36%	2.50%	3.20%	(44)	bps	2.70%	3.32%	(62)	bps
Net Principal Charge-off Rate	1.80%	1.61%	1.37%	1.46%	2.12%	(32)	bps	1.71%	2.30%	(59)	bps
Delinquency Rate (30 or more days)	1.63%	1.64%	1.55%	1.40%	1.34%	29	bps
Delinquency Rate (90 or more days)	0.70%	0.72%	0.66%	0.58%	0.63%	7	bps
Gross Principal Charge-off Dollars	$659	$603	$543	$556	$688	($29)	(4%)	$1,262	$1,435	($173)	(12%)
Net Principal Charge-off Dollars	$429	$368	$313	$325	$456	($27)	(6%)	$797	$993	($196)	(20%)
Net Interest and Fee Charge-off Dollars	$92	$87	$70	$72	$101	($9)	(9%)	$179	$219	($40)	(18%)
Loans Delinquent 30 or more days	$1,621	$1,537	$1,451	$1,258	$1,172	$449	38%
Loans Delinquent 90 or more days	$694	$678	$618	$522	$550	$144	26%

Allowance for Credit Losses (period end)	$6,757	$6,647	$6,822	$6,861	$7,026	($269)	(4%)	$6,757	$7,026	($269)	(4%)
Reserve Change Build/ (Release) [2]	$110	($175)	($39)	($165)	($321)	$431		($65)	($1,200)	$1,135
Reserve Rate	6.80%	7.11%	7.28%	7.66%	8.01%	(121)	bps	6.80%	8.01%	(121)	bps

CREDIT CARD LOANS
Ending Loans	$79,237	$73,783	$74,369	$70,320	$68,886	$10,351	15%	$79,237	$68,886	$10,351	15%
Average Loans	$75,917	$73,042	$71,865	$69,416	$67,420	$8,497	13%	$74,487	$68,068	$6,419	9%

Interest Yield	12.81%	12.59%	12.50%	12.53%	12.52%	29	bps	12.70%	12.62%	8	bps
Gross Principal Charge-off Rate	3.10%	3.00%	2.63%	2.83%	3.69%	(59)	bps	3.05%	3.80%	(75)	bps
Net Principal Charge-off Rate	2.01%	1.84%	1.50%	1.65%	2.45%	(44)	bps	1.93%	2.63%	(70)	bps
Delinquency Rate (30 or more days)	1.76%	1.77%	1.66%	1.48%	1.43%	33	bps	1.76%	1.43%	33	bps
Delinquency Rate (90 or more days)	0.80%	0.83%	0.76%	0.66%	0.73%	7	bps	0.80%	0.73%	7	bps
Gross Principal Charge-off Dollars	$587	$541	$477	$495	$620	($33)	(5%)	$1,128	$1,283	($155)	(12%)
Net Principal Charge-off Dollars	$381	$331	$272	$289	$412	($31)	(8%)	$712	$886	($174)	(20%)
Loans Delinquent 30 or more days	$1,392	$1,305	$1,232	$1,040	$983	$409	42%	$1,392	$983	$409	42%
Loans Delinquent 90 or more days	$633	$613	$562	$467	$504	$129	26%	$633	$504	$129	26%

Allowance for Credit Losses (period end)	$5,307	$5,120	$5,273	$5,298	$5,409	($102)	(2%)	$5,307	$5,409	($102)	(2%)
Reserve Change Build/ (Release) [2]	$187	($153)	($25)	($111)	($231)	$418		$34	($1,082)	$1,116
Reserve Rate	6.70%	6.94%	7.09%	7.54%	7.85%	(115)	bps	6.70%	7.85%	(115)	bps
Total Discover Card Volume	$57,384	$49,379	$53,983	$50,389	$48,049	$9,335	19%	$106,763	$88,383	$18,380	21%
Discover Card Sales Volume	$53,860	$46,329	$51,308	$47,613	$45,460	$8,400	18%	$100,189	$83,204	$16,985	20%
Rewards Rate	1.37%	1.36%	1.35%	1.44%	1.31%	6	bps	1.37%	1.34%	3	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021		Jun 30, 2022	Jun 30, 2021	2022 vs. 2021
PRIVATE STUDENT LOANS
Organic Student Loans	$9,412	$9,614	$9,367	$9,391	$9,021	$391	4%	$9,412	$9,021	$391	4%
Purchased Student Loans	662	700	746	793	843	(181)	(21%)	662	843	(181)	(21%)
Total Private Student Loans	$10,074	$10,314	$10,113	$10,184	$9,864	$210	2%	$10,074	$9,864	$210	2%

Interest Yield	7.74%	7.41%	7.37%	7.36%	7.41%	33	bps	7.58%	7.39%	19	bps
Net Principal Charge-off Rate	1.08%	0.69%	0.80%	0.68%	0.53%	55	bps	0.88%	0.53%	35	bps
Delinquency Rate (30 or more days)	1.66%	1.62%	1.55%	1.55%	1.34%	32	bps	1.66%	1.34%	32	bps

Reserve Rate	8.26%	8.43%	8.33%	8.41%	8.39%	(13)	bps	8.26%	8.39%	(13)	bps

PERSONAL LOANS
Ending Loans	$7,145	$6,904	$6,936	$6,890	$6,865	$280	4%	$7,145	$6,865	$280	4%

Interest Yield	11.84%	12.09%	12.36%	12.61%	12.76%	(92)	bps	11.96%	12.79%	(83)	bps
Net Principal Charge-off Rate	1.21%	1.12%	1.21%	1.11%	1.80%	(59)	bps	1.17%	2.30%	(113)	bps
Delinquency Rate (30 or more days)	0.63%	0.69%	0.69%	0.71%	0.69%	(6)	bps	0.63%	0.69%	(6)	bps

Reserve Rate	8.01%	8.88%	9.54%	9.61%	10.85%	(284)	bps	8.01%	10.85%	(284)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021		Jun 30, 2022	Jun 30, 2021	2022 vs. 2021
DIGITAL BANKING
Interest Income	$2,915	$2,736	$2,742	$2,674	$2,589	$326	13%	$5,651	$5,235	$416	8%
Interest Expense	305	257	259	269	290	15	5%	562	606	(44)	(7%)
Net Interest Income	2,610	2,479	2,483	2,405	2,299	311	14%	5,089	4,629	460	10%
Non-Interest Income	557	486	497	447	458	99	22%	1,043	837	206	25%
Revenue Net of Interest Expense	3,167	2,965	2,980	2,852	2,757	410	15%	6,132	5,466	666	12%
Provision for Credit Losses	549	154	263	185	135	414	NM	703	(230)	933	NM
Total Operating Expense	1,186	1,092	1,259	1,151	1,092	94	9%	2,278	2,139	139	6%
Income/ (Loss) Before Income Taxes	$1,432	$1,719	$1,458	$1,516	$1,530	($98)	(6%)	$3,151	$3,557	($406)	(11%)

Net Interest Margin	10.94%	10.85%	10.81%	10.80%	10.68%	26	bps	10.89%	10.72%	17	bps
Pretax Return on Loan Receivables	5.99%	7.52%	6.35%	6.81%	7.11%	(112)	bps	6.74%	8.24%	(150)	bps

Allowance for Credit Losses (period end)	$6,757	$6,647	$6,822	$6,861	$7,026	($269)	(4%)	$6,757	$7,026	($269)	(4%)
Reserve Change Build/ (Release)	$110	($175)	($39)	($165)	($321)	$431		($65)	($1,200)	$1,135

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income/ (Loss)	57	(63)	(44)	(75)	822	(765)	(93%)	(6)	908	(914)	(101%)
Revenue Net of Interest Expense	57	(63)	(44)	(75)	822	(765)	(93%)	(6)	908	(914)	(101%)
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	37	38	53	39	130	(93)	(72%)	75	164	(89)	(54%)
Income/ (Loss) Before Income Taxes	$20	($101)	($97)	($114)	$692	($672)	(97%)	($81)	$744	($825)	(111%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	916	831	914	868	799	117	15%	1,747	1,477	270	18%
PULSE Network	1,524	1,399	1,508	1,415	1,399	125	9%	2,923	2,709	214	8%
Total	2,440	2,230	2,422	2,283	2,198	242	11%	4,670	4,186	484	12%

NETWORK VOLUME
PULSE Network	$62,992	$59,836	$64,787	$59,872	$62,855	$137	—%	$122,828	$123,254	($426)	—%
Network Partners	11,532	10,683	11,233	10,377	9,468	2,064	22%	22,215	19,097	3,118	16%
Diners Club International [1]	8,381	7,176	7,367	6,547	6,126	2,255	37%	15,557	12,023	3,534	29%
Total Payment Services	82,905	77,695	83,387	76,796	78,449	4,456	6%	160,600	154,374	6,226	4%
Discover Network - Proprietary	55,838	48,129	53,197	49,360	47,201	8,637	18%	103,967	86,403	17,564	20%
Total	$138,743	$125,824	$136,584	$126,156	$125,650	$13,093	10%	$264,567	$240,777	$23,790	10%

[1] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
GAAP Total Common Equity	$12,708	$12,377	$12,352	$12,207	$12,115
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	(1)	(1)
Tangible Common Equity [1]	$12,453	$12,122	$12,097	$11,951	$11,859

GAAP Book Value Per Share	$50.00	$47.81	$46.50	$45.00	$43.72
Less: Goodwill	(0.92)	(0.91)	(0.88)	(0.87)	(0.84)
Less: Intangibles	—	—	—	—	0.00
Less: Preferred Stock	(3.84)	(3.76)	(3.66)	(3.58)	(3.51)
Tangible Common Equity Per Share	$45.24	$43.14	$41.96	$40.55	$39.37

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms